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                                                                    EXHIBIT 10.2



                          SUCCESS BANCSHARES, INC.
                           1995 STOCK OPTION PLAN

I.   DEFINITIONS AND PURPOSES

     A. DEFINITIONS

     Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Plan, have the following meanings:

        1. AFFILIATE means a corporation which, for purposes of Section 422 of the Code, is a parent or subsidiary of the Company, direct or indirect.

        2. BOARD means the Board of Directors of the Company.

        3. CODE means the Internal Revenue Code of 1986, as amended.

        4. COMMITTEE means the committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no committee is selected. If the Board delegates powers to a committee, and if the Company is or becomes subject to Section 16 of the Securities Exchange Act, then such committee shall consist of two (2) or more members of the Board.

        5. COMPANY means Success Bancshares, Inc., a Delaware corporation.

        6. DISABILITY or DISABLED means permanent and total disability as defined in Section 72(m)(7) of the Code.

        7. INCENTIVE OPTION means an Option which, when granted, is intended to be an "incentive stock option," as defined in Section 422 of the Code.

        8. KEY EMPLOYEE means an employee of the Company or of an Affiliate who is designated by the Board or the Committee as being eligible to be granted one or more Options under the Plan.

        9. NONSTATUTORY OPTION means an Option which, when granted, is not intended to be an "incentive stock option," as defined in Section 422 of the Code.

       10. Option means a right or option granted under the Plan.

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       11. OPTION AGREEMENT means an agreement between the Company and a
     Participant executed and delivered pursuant to the Plan.

       12. PARTICIPANT means a Key Employee to whom one or more Incentive Options or Nonstatutory Options are granted under the Plan, and a non-employee director, consultant, or independent contractor ("Key Non-Employee") to whom one or more Nonstatutory Options are granted under the Plan.

       13. PLAN means this Stock Option Plan.

       14. SHARES means the following shares of the capital stock of the Company as to which Options have been or may be granted under the Plan: authorized and unissued common stock, $1.00 par value, or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article VI of the Plan.

     B. PURPOSES OF THE PLAN

     The Plan is intended to encourage ownership of Shares by Key Employees and Key Non-Employees in order to attract such Key Employees to remain in the employ of the Company or an Affiliate, or to attract such Key Non-Employees to provide services to the Company or an Affiliate, and to provide additional incentive for such persons to promote the success of the Company or an Affiliate.

II.  SHARES SUBJECT TO THE PLAN

     The aggregate number of Shares as to which Options may be granted from time to time shall be one hundred thousand (100,000) Shares of the authorized and unissued common stock, $1.00 par value.

     If an Option ceases to be "outstanding," in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan or Option Agreement.

     The aggregate number of Shares as to which Options may be granted shall be subject to change only by means of an amendment of the Plan duly adopted by the Company and approved by the stockholders of the Company within one year before or after the date of the adoption of any such amendment, subject to the provisions of Article VI.


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III. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Board except to the extent the Board delegates its authority hereunder to the Committee. Subject to the provisions of the Plan, the Board or if such authority be delegated, the Committee, is authorized to:

           A. Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

           B. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees shall be granted Options;

           C. Determine the Key Non-Employees to whom Nonstatutory Options shall be granted;

           D. Determine whether the Option to be granted shall be an Incentive Option or Nonstatutory Option;

           E. Determine the number of Shares for which an Option or Options shall be granted; and

           F. Specify the terms and conditions upon which Options may be granted;

provided, however, that with respect to Incentive Options, all such interpretations, rules, determinations, terms, and conditions shall be made and prescribed in the context of preserving the tax status of the Incentive Options as incentive stock options within the meaning of Section 422 of the Code.

      All determinations of the Board or the Committee, if applicable, shall be made by a majority of its members and shall be reduced to writing and signed by a majority. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

IV.   ELIGIBILITY FOR PARTICIPATION

      Each Participant receiving an Incentive Option must be a Key Employee of the Company or of an Affiliate at the time an Incentive Option is granted.

      The Board or if such authority be delegated, the Committee, may at any time and from time to time grant one or more Options to one or more Key Employees or Key Non-Employees and may designate the number of Shares to be subject to each Option so granted, provided, however, that no Incentive Options shall be granted after the expiration of ten (10) years from the earlier of the date of


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the adoption of the Plan by the Company or the approval of the Plan by the stockholders of the Company, and provided further, that the fair market value of the Shares (determined at the time the Option is granted) as to which Incentive Options are exercisable for the first time by any Key Employee during any single calendar year (under the Plan and under any other Incentive Option plan of the Company or an Affiliate) shall not exceed $100,000.

     Notwithstanding the foregoing, if the Company is or becomes subject to
Section 16 of the Securities Exchange Act, no individual who is a director of the Company, if the Board administers the Plan, or a member of the Committee, if the Board has delegated administrative authority, shall be eligible to receive an Option. If the Company is not subject to Section 16 of the Securities Exchange Act, then no individual who is a director of the Company or a member of the Committee shall be eligible to receive an Option under the Plan unless the granting of such Option shall be approved by the Board or the Committee, with all of the members voting thereon being disinterested directors or members. For the purpose of this Article IV, a "disinterested director or member" shall be any director or member as the case may be who shall not then be, or at any time within the year prior thereto have been, granted an Option under the Plan or any other plan of the Company or an Affiliate.

     Notwithstanding any of the foregoing provisions, the Board (or the Committee if applicable) may authorize the grant of an Incentive Option to a person not then in the employ of the Company or of an Affiliate, conditioned upon such person becoming eligible to become a Participant at or prior to the execution of the Option Agreement evidencing the actual grant of such Option.

V.   TERMS AND CONDITIONS OF OPTIONS

     Each Option shall be set forth in an Option Agreement, duly executed on behalf of the Company and by the Participant to whom such Option is granted. No Option shall be granted and no purported grant of any Option shall be effective until such Option Agreement shall have been duly executed on behalf of the Company and by the Participant. Each such Option Agreement shall be subject to at least the following terms and conditions:

     A. OPTION PRICE

     The price of each Option granted under the Plan shall be determined by the Board or the Committee, if such authority is delegated. The Option price per share of the Shares covered by each Nonstatutory Option shall be at such amount as may be determined by the Board or the Committee, if applicable, in its sole discretion on the date of the grant of the Option. In the case of an Incentive Option, if the optionee owns directly or by reason of the applicable attribution rules 10% or less of the total combined

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voting power of all classes of share capital of the Company, the Option price
(per share) of the Shares covered by each Incentive Option shall be not less than the "fair market value" of the Shares on the date of the grant of the Incentive Option. In all other cases of Incentive Options, the Option price shall be not less than one hundred ten percent (110%) of the said fair market value on the date of grant. If the Shares are listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option, or, if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option. If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the closing sales price if such is reported or otherwise the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the Option, or if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported. If the Shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the Option, or, if none, for the most recent trade date thirty (30) days or less prior to the date of the grant of the option for which such quotations are reported. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board or the Committee, if applicable.

      B. NUMBER OF SHARES

      Each Option shall state the number of Shares to which it pertains.

      C. TERM OF OPTION

      Each Incentive Option shall terminate not more than ten (10) years from the date of the grant thereof, or at such earlier time as the Option Agreement may provide, and shall be subject to earlier termination as herein provided, except that if the Option price is required under Paragraph A of this Article V to be at least 110% of fair market value, each such Incentive Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided.

      D. DATE OF EXERCISE

      Upon the authorization of the grant of an Option, the Board or the Committee, if applicable, may, subject to the provisions of Paragraph C of this Article V, prescribe the date or dates on which


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the Option becomes exercisable, and may provide that the Option rights become exercisable in installments over a period of years, or upon the attainment of stated goals.

      E. MEDIUM OF PAYMENT

      The Option price shall be payable upon the exercise of the Option. It shall be payable in such form (permitted by Section 422 of the Code in the case of Incentive Options) as the Board (or the Committee if applicable) shall, either by rules promulgated pursuant to the provisions of Article III of the Plan, or in the particular Option Agreement, provide.

      F. ACCELERATION

      An Option shall become immediately exercisable as to all Shares remaining subject to the Option and all restrictions set forth in the individual option agreements shall lapse or terminate on or following a Change of Control. For purposes of this Plan, the term "Change of Control" means the date when any entity, person or group (other than the Company, Affiliate or employee benefit plan for the benefit of the employees of the Company or Affiliate) which theretofore beneficially owned less than fifty percent (50%) of the Shares then outstanding acquires Shares in a transaction or series of transactions that results in such entity, person or group directly or indirectly owning beneficially fifty percent (50%) or more of the outstanding Shares.

      G. TERMINATION OF EMPLOYMENT

      1. A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than death, Disability, or termination for cause, may exercise any Option granted to such Participant, to the extent that the right to purchase Shares thereunder has become exercisable on the date of such termination, but only within three (3) months after such date, or, if earlier, within the originally prescribed term of the Option, and subject to the condition that no Option shall be exercisable after the expiration of the term of the Option.

      2. A Participant who ceases to be an employee or Key Non-Employee for "cause" shall, upon such termination, cease to have any right to exercise any Option. For purposes of this Plan, "cause" shall be deemed to include (but shall not be limited to) wrongful appropriation of funds of the Company or an Affiliate, divulging confidential information about the Company or an Affiliate to the public, the commission of a gross misdemeanor or felony, or the performance of any similar action that the Board or the Committee, in its sole discretion, may deem to be sufficiently

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injurious to the interests of the Company or an Affiliate to constitute substantial cause for termination. The determination of the Board or the Committee as to the existence of cause shall be conclusive on the Participant and the Company.

      3. A Participant who ceases to be an employee or Key Non-Employee of the Company or an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined at paragraph A(6) of Article I hereof, or who is on leave of absence for any purpose permitted by any authoritative interpretation (i.e., regulation, ruling, case law, etc.) of
Section 422 of the Code, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated his employment or relationship with the Company or with an Affiliate, except as the Board (or the Committee if applicable) may otherwise expressly provide or determine.

      4. Paragraph G(1) shall control and fix the rights of a Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than death, Disability, or termination for "cause," and who subsequently becomes Disabled or dies. Nothing in paragraphs H and I of this Article V shall be applicable in any such case except that, in the event of such a subsequent Disability or death within the three (3) month period after the termination of employment or, if earlier, within the originally prescribed term of the Option, the Participant or the Participant's estate or personal representative may exercise the Option permitted by this paragraph G within six (6) months after the date of Disability or death of such Participant but in no event beyond ten (10) years after the date of the grant of an Incentive Option.

      H. TOTAL AND PERMANENT DISABILITY

      A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant (i) to the extent that the right to purchase Shares thereunder has become exercisable on the date such Participant becomes Disabled as determined by the Board (or the Committee if applicable), and (ii) if the Option becomes exercisable periodically under paragraph (D), to the extent of any additional rights that would have become exercisable had the Participant not become so Disabled until after the close of business on the next periodic exercise date.

      A Disabled Participant shall exercise such rights, if at all, only within a period of not more than six (6) months after the date that the Participant became Disabled as determined by the Board (or the Committee if applicable) (notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become

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Disabled) or, if earlier, within the originally prescribed term of the Option.

      I. DEATH

      In the event that a Participant to whom an Option has been granted ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of such Participant's death, such Option, to the extent that the right is exercisable but not exercised on the date of death, may be exercised by the Participant's estate or personal representative within six
(6) months after the date of death of such Participant or, if earlier, within the originally prescribed term of the Option, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant were alive and had continued to be an employee or Key Non-Employee of the Company or of an Affiliate.

      J. EXERCISE OF OPTION AND ISSUE OF STOCK

      Options shall be exercised by giving written notice to the Company. Such written notice shall: (1) be signed by the person exercising the Option, (2) state the number of Shares with respect to which the Option is being exercised,
(3) contain the warranty required by Paragraph N of this Article V, and (4) specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Shares will be purchased. Such tender and conveyance shall take place at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option. On the date specified in such written notice (which date may be extended by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Option Shares prior to the issuance thereof, whether pursuant to the provisions of Article VI or otherwise), the Company shall accept payment for the Option Shares and shall deliver to the person or persons exercising the Option in exchange therefor an appropriate certificate or certificates for fully paid non-assessable Shares. In the event of any failure to take up and pay for the number of Shares specified in such written notice on the date set forth therein (or on the extended date as above provided), the exercise of the Option shall terminate with respect to such number of Shares, but shall continue with respect to the remaining Shares covered by the Option and not yet acquired pursuant thereto.

      K. RIGHTS AS A STOCKHOLDER

      No Participant to whom an Option has been granted shall have rights as a stockholder with respect to any Shares covered by such Option except as to such Shares as have been issued to or regis-

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tered in the Company's share register in the name of such Participant upon the due exercise of the Option and tender of the full Option price.

      L. ASSIGNABILITY AND TRANSFERABILITY OF OPTION

      By its terms, an Option granted to a Participant shall not be transferable by the Participant and shall be exercisable, during the Participant's lifetime, only by such Participant. Such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Paragraph L, or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

      M. OTHER PROVISIONS

      The Option Agreement for an Incentive Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option can be an "incentive stock option" within the meaning of Section 422 of the Code. Further, the Option Agreements authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Board (or the Committee, if applicable) shall deem advisable and which, in the case of Incentive Options, are not inconsistent with the requirements of Section 422 of the Code.

      N. PURCHASE FOR INVESTMENT

      Unless the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled. The persons who exercise such Option shall warrant to the Company that, at the time of such exercise, such persons are acquiring their Option Shares for investment and not with a view to, or for sale in connection with, the distribution of any such Shares. In such event, the persons acquiring such Shares shall be bound by the provisions of the following legend (or similar legend) which shall be endorsed upon the certificate(s) evidencing their Option Shares issued pursuant to such exercise.

            "The shares represented by this certificate have been acquired for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion

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      of counsel satisfactory to the Company that an exemption from registration is then available."

            "The shares represented by this certificate are subject to all of the terms, conditions, limitations, and restrictions as set forth in the Success Bancshares, Inc. 1995 Stock Option Plan (the "Plan"), and a copy of which is on file with the Company. All terms, conditions, limitations, and restrictions of the Plan are fully binding upon the holder of this certificate, his or her successors, estate, heirs, assigns, personal representative, administrator, executor or guardian, as the case may be, for all purposes until such time as all terms, conditions, limitations, and restrictions of the Plan are removed, waived or otherwise vacated in a manner expressly authorized thereunder."

            "The shares represented by this certificate are subject to all of the terms, conditions, limitations, and restrictions set forth in the Option Agreement pursuant to which the shares have been acquired. All terms, conditions, limitations, and restrictions of the Option Agreement are fully binding upon the holder of this certificate, his or her successors, estate, heirs, assigns, personal representative, administrator, executor or guardian as the case may be, for all purposes until such time as all terms conditions, limitations, and restrictions of the Option Agreement are removed, waived, or otherwise vacated in a manner expressly authorized thereunder."

      Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining any consent that the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

VI. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

      In the event that the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividend payable in capital stock, or the like, appropriate adjustments to prevent dilution or enlargement of the rights granted to, or available for, Participants shall be made in the manner and kind of shares for the purchase of which Options may be granted under the Plan, and, in addition, appropriate adjustment shall be made in the number and kind of Shares and in the Option price per share subject to outstanding Options. No such adjustment shall be made which shall, within the meaning of Section

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424 of the Code, constitute such a modification, extension, or renewal of an
Option as to cause it to be considered as the grant of a new Option.

VII.  DISSOLUTION OR LIQUIDATION OF THE COMPANY

      Upon the dissolution or liquidation of the Company other than in connection with a transaction to which the preceding Article VI is applicable, all Options granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant have not otherwise terminated and expired, the Participant shall have the right immediately prior to such dissolution or liquidation to exercise any Option granted hereunder to the extent that the right to purchase shares thereunder has become exercisable as of the date immediately prior to such dissolution or liquidation.

VIII. TERMINATION OF THE PLAN

      The Plan shall terminate (10) years from the earlier of the date of its adoption or the date of its approval by the stockholders. The Plan may be terminated at an earlier date by vote of the stockholders or the Board; provided, however, that any such earlier termination shall not affect any Options granted or Option Agreements executed prior to the effective date of such termination. Notwithstanding anything in this Plan to the contrary, any Options granted prior to the effective date of the Plan's termination may be exercised until the earlier of (i) the date set forth in the Option Agreement, or (ii) ten (10) years from the date the Option is granted.

IX.   AMENDMENT OF THE PLAN

      The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board; provided, however, that any amendment that increases the numbers of Shares for which Options may be granted, other than as provided by Article VI, or changes the designation of the class of employees eligible to receive Incentive Options, or otherwise causes the Incentive Options to no longer qualify as "incentive stock options" as defined in Section 422 of the Code, shall nevertheless be subject within one (1) year either before or after such adoption by the Board to the approval of the stockholders of the Company.

X.    EMPLOYMENT RELATIONSHIP

      Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment of a Participant, nor to prevent a Participant from terminating the Participant's employment with the Company or an Affiliate.


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XI.   INDEMNIFICATION OF COMMITTEE

      In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee (or the directors if there is no Committee) shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as directors or members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the director or Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a director or Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.

XII.  EFFECTIVE DATE

      This Plan shall become effective upon adoption by the Board, provided that within one (1) year before or after such adoption by the Board the Plan is approved by the stockholders of the Company.

XIII. GOVERNING LAW

      This Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.


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


                          UNANIMOUS WRITTEN CONSENT
                        IN LIEU OF A SPECIAL MEETING
                        OF THE BOARD OF DIRECTORS OF
                          SUCCESS BANCSHARES, INC.

     The undersigned being all of the directors of SUCCESS BANCSHARES, INC., a

Delaware corporation ("Corporation"), acting pursuant to the Delaware General

Corporation Law, do hereby consent to, approve and adopt the following resolutions:
                                    RECITALS

     WHEREAS, the Corporation wishes to attract and retain the best available talent and encourage the highest level of performance by employees in order to serve the best interest of the Corporation and its shareowners; and

     WHEREAS, to help attain this objective the Corporation has determined that it is in its best interest to adopt the SUCCESS BANCSHARES, INC. 1995 STOCK OPTION PLAN ("1995 Stock Option Plan").

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that the 1995 Stock Option Plan is adopted as set forth in the form attached hereto, and that the proper officers of the Corporation be and are hereby authorized, empowered and directed to take whatever steps are necessary to implement the 1995 Stock Option Plan.

     FURTHER RESOLVED, that this Consent may be executed in several counterparts and all so executed shall constitute one binding consent, notwithstanding that all of the parties are not a signatory to the original or the same counterparts.

DATED: October 31, 1995
      ---------------------------

/s/ Frank L. Baasch
---------------------------------     ---------------------------------
Frank L. Baasch                       Saul D. Binder

---------------------------------     ---------------------------------
Aben Caplan                           Norman Fishman

---------------------------------     ---------------------------------
Charles G. Freund                     Elise Greenbaum Levinson

---------------------------------     ---------------------------------
Milton Levinson                       Keevan D. Morgan

---------------------------------     ---------------------------------
George M. Ohlhausen                   Norman Rich

---------------------------------
Glen R. Wherfel


                BEING ALL OF THE DIRECTORS OF THE CORPORATION

                           UNANIMOUS WRITTEN CONSENT
                          IN LIEU OF A SPECIAL MEETING
                          OF THE BOARD OF DIRECTORS OF
                            SUCCESS BANCSHARES, INC.

     The undersigned being all of the directors of SUCCESS BANCSHARES, INC., a

Delaware corporation ("Corporation"), acting pursuant to the Delaware General

Corporation Law, do hereby consent to, approve and adopt the following resolutions:

                                  RECITALS

     WHEREAS, the Corporation wishes to attract and retain the best available talent and encourage the highest level of performance by employees in order to serve the best interest of the Corporation and its shareowners; and

     WHEREAS, to help attain this objective the Corporation has determined that it is in its best interest to adopt the SUCCESS BANCSHARES, INC. 1995 STOCK OPTION PLAN ("1995 Stock Option Plan").

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that the 1995 Stock Option Plan is adopted as set forth in the form attached hereto, and that the proper officers of the Corporation be and are hereby authorized, empowered and directed to take whatever steps are necessary to implement the 1995 Stock Option Plan.

     FURTHER RESOLVED, that this Consent may be executed in several counterparts and all so executed shall constitute one binding consent, notwithstanding that all of the parties are not a signatory to the original or the same counterparts.

DATED: October 31, 1995
      ---------------------------


---------------------------------     ---------------------------------
Frank L. Baasch                       Saul D. Binder

/s/ Aben Caplan
---------------------------------     ---------------------------------
Aben Caplan                           Norman Fishman

---------------------------------     ---------------------------------
Charles G. Freund                     Elise Greenbaum Levinson

---------------------------------     ---------------------------------
Milton Levinson                       Keevan D. Morgan

---------------------------------     ---------------------------------
George M. Ohlhausen                   Norman Rich

---------------------------------
Glen R. Wherfel

                BEING ALL OF THE DIRECTORS OF THE CORPORATION

                           UNANIMOUS WRITTEN CONSENT
                          IN LIEU OF A SPECIAL MEETING
                          OF THE BOARD OF DIRECTORS OF
                            SUCCESS BANCSHARES, INC.

     The undersigned being all of the directors of SUCCESS BANCSHARES, INC., a

Delaware corporation ("Corporation"), acting pursuant to the Delaware General

Corporation Law, do hereby consent to, approve and adopt the following resolutions:
                                    RECITALS

     WHEREAS, the Corporation wishes to attract and retain the best available talent and encourage the highest level of performance by employees in order to serve the best interest of the Corporation and its shareowners; and

     WHEREAS, to help attain this objective the Corporation has determined that it is in its best interest to adopt the SUCCESS BANCSHARES, INC. 1995 STOCK OPTION PLAN ("1995 Stock Option Plan").

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that the 1995 Stock Option Plan is adopted as set forth in the form attached hereto, and that the proper officers of the Corporation be and are hereby authorized, empowered and directed to take whatever steps are necessary to implement the 1995 Stock Option Plan.

     FURTHER RESOLVED, that this Consent may be executed in several counterparts and all so executed shall constitute one binding consent, notwithstanding that all of the parties are not a signatory to the original or the same counterparts.

DATED: October 31, 1995
      ---------------------------


---------------------------------     ---------------------------------
Frank L. Baasch                       Saul D. Binder

---------------------------------     ---------------------------------
Aben Caplan                           Norman Fishman

/s/ Charles G. Freund
---------------------------------     ---------------------------------
Charles G. Freund                     Elise Greenbaum Levinson

---------------------------------     ---------------------------------
Milton Levinson                       Keevan D. Morgan

---------------------------------     ---------------------------------
George M. Ohlhausen                   Norman Rich

---------------------------------
Glen R. Wherfel


                BEING ALL OF THE DIRECTORS OF THE CORPORATION

                           UNANIMOUS WRITTEN CONSENT
                          IN LIEU OF A SPECIAL MEETING
                          OF THE BOARD OF DIRECTORS OF
                            SUCCESS BANCSHARES, INC.

     The undersigned being all of the directors of SUCCESS BANCSHARES, INC., a

Delaware corporation ("Corporation"), acting pursuant to the Delaware General

Corporation Law, do hereby consent to, approve and adopt the following resolutions:

                                R E C I T A L S

     WHEREAS, the Corporation wishes to attract and retain the best available talent and encourage the highest level of performance by employees in order to serve the best interest of the Corporation and its shareowners; and

     WHEREAS, to help attain this objective the Corporation has determined that it is in its best interest to adopt the SUCCESS BANCSHARES, INC. 1995 STOCK OPTION PLAN ("1995 Stock Option Plan").

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that the 1995 Stock Option Plan is adopted as set forth in the form attached hereto, and that the proper officers of the Corporation be and are hereby authorized, empowered and directed to take whatever steps are necessary to implement the 1995 Stock Option Plan.

     FURTHER RESOLVED, that this Consent may be executed in several counterparts and all so executed shall constitute one binding consent, notwithstanding that all of the parties are not a signatory to the original or the same counterparts.

DATED: October 31, 1995
      ---------------------------

                                      /s/ Saul D. Binder
---------------------------------     ---------------------------------
Frank L. Baasch                       Saul D. Binder

---------------------------------     ---------------------------------
Aben Caplan                           Norman Fishman

---------------------------------     ---------------------------------
Charles G. Freund                     Elise Greenbaum Levinson

/s/ Milton Levinson
---------------------------------     ---------------------------------
Milton Levinson                       Keevan D. Morgan

/s/ George M. Ohlhausen
---------------------------------     ---------------------------------
George M. Ohlhausen                   Norman Rich

---------------------------------
Glen R. Wherfel



                BEING ALL OF THE DIRECTORS OF THE CORPORATION

                           UNANIMOUS WRITTEN CONSENT
                         IN LIEU OF A SPECIAL MEETING
                          OF THE BOARD OF DIRECTORS OF
                            SUCCESS BANCSHARES, INC.

     The undersigned being all of the directors of SUCCESS BANCSHARES, INC., a

Delaware corporation ("Corporation"), acting pursuant to the Delaware General

Corporation Law, do hereby consent to, approve and adopt the following resolutions:
                                R E C I T A L S

     WHEREAS, the Corporation wishes to attract and retain the best available talent and encourage the highest level of performance by employees in order to serve the best interest of the Corporation and its shareowners; and

     WHEREAS, to help attain this objective the Corporation has determined that it is in its best interest to adopt the SUCCESS BANCSHARES, INC. 1995 STOCK OPTION PLAN ("1995 Stock Option Plan").

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that the 1995 Stock Option Plan is adopted as set forth in the form attached hereto, and that the proper officers of the Corporation be and are hereby authorized, empowered and directed to take whatever steps are necessary to implement the 1995 Stock Option Plan.

     FURTHER RESOLVED, that this Consent may be executed in several counterparts and all so executed shall constitute one binding consent, notwithstanding that all of the parties are not a signatory to the original or the same counterparts.

DATED: October 31, 1995
      ---------------------------


---------------------------------     ---------------------------------
Frank L. Baasch                       Saul D. Binder

---------------------------------     ---------------------------------
Aben Caplan                           Norman Fishman

---------------------------------     ---------------------------------
Charles G. Freund                     Elise Greenbaum Levinson

---------------------------------     ---------------------------------
Milton Levinson                       Keevan D. Morgan

---------------------------------     ---------------------------------
George M. Ohlhausen                   Norman Rich

/s/ Glen R. Wherfel
---------------------------------
Glen R. Wherfel



                BEING ALL OF THE DIRECTORS OF THE CORPORATION

                           UNANIMOUS WRITTEN CONSENT
                          IN LIEU OF A SPECIAL MEETING
                          OF THE BOARD OF DIRECTORS OF
                           SUCCESS BANCSHARES, INC.

     The undersigned being all of the directors of SUCCESS BANCSHARES, INC., a

Delaware corporation ("Corporation"), acting pursuant to the Delaware General

Corporation Law, do hereby consent to, approve and adopt the following resolutions:

                                    RECITALS

     WHEREAS, the Corporation wishes to attract and retain the best available talent and encourage the highest level of performance by employees in order to serve the best interest of the Corporation and its shareowners; and

     WHEREAS, to help attain this objective the Corporation has determined that it is in its best interest to adopt the SUCCESS BANCSHARES, INC. 1995 STOCK OPTION PLAN ("1995 Stock Option Plan").

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that the 1995 Stock Option Plan is adopted as set forth in the form attached hereto, and that the proper officers of the Corporation be and are hereby authorized, empowered and directed to take whatever steps are necessary to implement the 1995 Stock Option Plan.

     FURTHER RESOLVED, that this Consent may be executed in several counterparts and all so executed shall constitute one binding consent, notwithstanding that all of the parties are not a signatory to the original or the same counterparts.

DATED: October 31, 1995
      ---------------------------


---------------------------------     ---------------------------------
Frank L. Baasch                       Saul D. Binder

                                      /s/ Norman Fishman
---------------------------------     ---------------------------------
Aben Caplan                           Norman Fishman

---------------------------------     ---------------------------------
Charles G. Freund                     Elise Greenbaum Levinson

---------------------------------     ---------------------------------
Milton Levinson                       Keevan D. Morgan

---------------------------------     ---------------------------------
George M. Ohlhausen                   Norman Rich

---------------------------------
Glen R. Wherfel



                BEING ALL OF THE DIRECTORS OF THE CORPORATION

                           UNANIMOUS WRITTEN CONSENT
                          IN LIEU OF A SPECIAL MEETING
                          OF THE BOARD OF DIRECTORS OF
                           SUCCESS BANCSHARES, INC.

     The undersigned being all of the directors of SUCCESS BANCSHARES, INC., a

Delaware corporation ("Corporation"), acting pursuant to the Delaware General

Corporation Law, do hereby consent to, approve and adopt the following resolutions:

                                    RECITALS

     WHEREAS, the Corporation wishes to attract and retain the best available talent and encourage the highest level of performance by employees in order to serve the best interest of the Corporation and its shareowners; and

     WHEREAS, to help attain this objective the Corporation has determined that it is in its best interest to adopt the SUCCESS BANCSHARES, INC. 1995 STOCK OPTION PLAN ("1995 Stock Option Plan").

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that the 1995 Stock Option Plan is adopted as set forth in the form attached hereto, and that the proper officers of the Corporation be and are hereby authorized, empowered and directed to take whatever steps are necessary to implement the 1995 Stock Option Plan.

     FURTHER RESOLVED, that this Consent may be executed in several counterparts and all so executed shall constitute one binding consent, notwithstanding that all of the parties are not a signatory to the original or the same counterparts.

DATED: October 31, 1995
      ---------------------------


---------------------------------     ---------------------------------
Frank L. Baasch                       Saul D. Binder

---------------------------------     ---------------------------------
Aben Caplan                           Norman Fishman

                                      /s/ Elise Greenbaum Levinson
---------------------------------     ---------------------------------
Charles G. Freund                     Elise Greenbaum Levinson

---------------------------------     ---------------------------------
Milton Levinson                       Keevan D. Morgan

---------------------------------     ---------------------------------
George M. Ohlhausen                   Norman Rich

---------------------------------
Glen R. Wherfel



                BEING ALL OF THE DIRECTORS OF THE CORPORATION

                             UNANIMOUS WRIT CONSENT
                          IN LIEU OF A SPECIAL MEETING
                          OF THE BOARD OF DIRECTORS OF
                            SUCCESS BANCSHARES, INC.

     The undersigned being all of the directors of SUCCESS BANCSHARES, INC., a

Delaware corporation ("Corporation"), acting pursuant to the Delaware General

Corporation Law, do hereby consent to, approve and adopt the following resolutions:

                                    RECITALS

     WHEREAS, the Corporation wishes to attract and retain the best available talent and encourage the highest level of performance by employees in order to serve the best interest of the Corporation and its shareowners; and

     WHEREAS, to help attain this objective the Corporation has determined that it is in its best interest to adopt the SUCCESS BANCSHARES, INC. 1995 STOCK OPTION PLAN ("1995 Stock Option Plan").

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that the 1995 Stock Option Plan is adopted as set forth in the form attached hereto, and that the proper officers of the Corporation be and are hereby authorized, empowered and directed to take whatever steps are necessary to implement the 1995 Stock Option Plan.

     FURTHER RESOLVED, that this Consent may be executed in several counterparts and all so executed shall constitute one binding consent, notwithstanding that all of the parties are not a signatory to the original or the same counterparts.


DATED: October 31, 1995
      ---------------------------


---------------------------------     ---------------------------------
Frank L. Baasch                       Saul D. Binder

---------------------------------     ---------------------------------
Aben Caplan                           Norman Fishman

---------------------------------     ---------------------------------
Charles G. Freund                     Elise Greenbaum Levinson

                                      /s/ Keevan D. Morgan
---------------------------------     ---------------------------------
Milton Levinson                       Keevan D. Morgan

---------------------------------     ---------------------------------
George M. Ohlhausen                   Norman Rich

---------------------------------
Glen R. Wherfel



                BEING ALL OF THE DIRECTORS OF THE CORPORATION

                            UNANIMOUS WRITTEN CONSENT
                          IN LIEU OF A SPECIAL MEETING
                          OF THE BOARD OF DIRECTORS OF
                            SUCCESS BANCSHARES, INC.

     The undersigned being all of the directors of SUCCESS BANCSHARES, INC., a

Delaware corporation ("Corporation"), acting pursuant to the Delaware General

Corporation Law, do hereby consent to, approve and adopt the following resolutions:

                                R E C I T A L S

     WHEREAS, the Corporation wishes to attract and retain the best available talent and encourage the highest level of performance by employees in order to serve the best interest of the Corporation and its shareowners; and

     WHEREAS, to help attain this objective the Corporation has determined that it is in its best interest to adopt the SUCCESS BANCSHARES, INC. 1995 STOCK OPTION PLAN ("1995 Stock Option Plan").

     NOW, THEREFORE, IT IS HEREBY RESOLVED, that the 1995 Stock Option Plan is adopted as set forth in the form attached hereto, and that the proper officers of the Corporation be and are hereby authorized, empowered and directed to take whatever steps are necessary to implement the 1995 Stock Option Plan.

     FURTHER RESOLVED, that this Consent may be executed in several counterparts and all so executed shall constitute one binding consent, notwithstanding that all of the parties are not a signatory to the original or the same counterparts.


DATED: October 31, 1995
      ---------------------------


---------------------------------     ---------------------------------
Frank L. Baasch                       Saul D. Binder

---------------------------------     ---------------------------------
Aben Caplan                           Norman Fishman

---------------------------------     ---------------------------------
Charles G. Freund                     Elise Greenbaum Levinson

---------------------------------     ---------------------------------
Milton Levinson                       Keevan D. Morgan

                                      /s/ Norman D. Rich
---------------------------------     ---------------------------------
George M. Ohlhausen                   Norman Rich

---------------------------------
Glen R. Wherfel



                BEING ALL OF THE DIRECTORS OF THE CORPORATION